FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 27, 2006

                              Rub A Dub Soap, Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                       333-98315                  84-1609495
------------------------         ---------------------       -------------------
(State of Incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)

               2591 Dallas Parkway, Suite 102, Frisco, Texas75034
               --------------------------------------------------
           (Address of principal execute offices, including zip code)

                                  (469)633-0100
                          -----------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01         Changes in Registrant's Certifying Accountants
                  ----------------------------------------------

         On June 27, 2006, Registrant dismissed Cordovano & Honeck (the "Auditor") as Registrant's Auditor.

         The Auditor's reports for the most recent fiscal year included a qualified opinion concerning the Registrant's ability to continue as a going concern. During the two most recent fiscal years and during the interim period from May 31, 2005 until June 27, 2006, the Company did not have any disagreements with the Auditor on any matter of accounting principles that would require disclosure in this Form 8-K. During such period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

         A letter from the Auditor responding to this report has been requested but not received by the filing date hereof. Such letter will be attached as
Exhibit 16.1.

         On June 27, 2006, Registrant engaged a new auditor, Sherb & Co., LLP, 805 Third Ave New York, New York 10022, to conduct an audit of the Company's financial statements for the year ending May 31, 2006 and to review quarterly reports on Form 10-QSB. Sherb & Co., LLP's engagement will be subject to the completion of due diligence and other procedures in connection with a new engagement.

         During the two most recent fiscal years and during the interim period from May 31, 2005 until June 27, 2006, the Company did not consult with Sherb & Co., LLP on the application of accounting principles to a specific transaction, the type of audit opinion that might be rendered on the Company's financial statements, or on any matter that was either the subject of a disagreement or reportable event.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 30, 2006                       Rub A Dub Soap, Inc.
                                             (Registrant)

                                             By: /s/ Kevin Halter, Jr.
                                                --------------------------------
                                                Kevin Halter, Jr., President and
                                                Chief Executive Officer